SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            Date of Report   August 23, 1996

                                   CU BANCORP
             (Exact name of registrant as specified in its charter)

      California         0-11008        95-3657044
  (state or other        Commission     IRS Tax
   jurisdiction of       File Number    Identification No.
     incorporation)

                16030 Ventura Boulevard, Encino, California 91436
             (Address of Principal Executive Offices)     (Zip Code)



                                       N/A
          (former name or former address if changed since last report)







       Registrant's telephone number, including area code   (818) 907-9122

Item 2.  Acquisition or Disposition of Assets

On August 9, 1996, the Registrant completed the merger of Home Interstate Bancorp with and into Registrant and the merger of Registrant's sole subsidiary California United Bank, N.A. with and into Home Bank. The articles of incorporation of Home Bank were amended to name the subsidiary California United Bank, a California state chartered bank. Information as to these mergers was previously reported in the Registrants' Registration Statement on Form S-4, Registration Number 333-02777, which is incorporated herein by reference (the Proxy/Prospectus").

For a discussion of the terms and conditions of the transaction and this pricing mechanism, reference is made to the Proxy/Prospectus. Upon consummation of the merger, each outstanding share of common stock, no par value, of Home Bancorp was converted into the right to receive 1.409 shares of CU Bancorp common stock, without par value, in an exchange intended to be tax free except to the extent of any cash received in exchange for fractional shares. Cash will be paid for fractional shares at the rate of $11.111 per share.

All former offices of Home Bank will operate under the name California United Bank as branch offices.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Business acquired.

  1.  Financial Statements as filed on registrant's Form S-4,
  Registration Number 333-2777,  incorporated herein by reference.

(b) Pro Forma Financial Statements

 (1)  Unaudited Pro Forma Combined Financial information as of
 March 31, 1996, incorporated herein by reference as previously reported on Form S-4 Registration Number 333-02777.

 (2)  Unaudited Pro Forma Combined Financial information as of
 June 30, 1996.                                        Page 5

 (c)  Exhibits

     1.0 Proxy/Prospectus, dated June 10, 1996 as filed in Registrant's Registration Statement on Form S-4, Registration Number 333-02777, which is incorporated herein by reference.

     2.0 Registration Statement on Form S-4 filed May 23, 1996, Registration Number 333-02777, incorporated herein by reference.

     3.0  Unaudited Pro Forma Combined Financial information as of June 30,
     1996,          Page 5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







Date:  August 26, 1996   CU BANCORP











PATRICK HARTMAN, CHIEF FINANCIAL OFFICER

                              Exhibit Index to 8-K



Exhibit No.  Exhibit

1.0 Proxy/Prospectus, dated June 10, 1996 as filed in
             Registrant's Registration Statement on Form S-
             4, Registration Number 333-02777, which is incorporated herein by reference.

2.0          Registration Statement on Form S-4 filed May 23,
             1996, Registration Number 333-02777, incorporated herein by reference.


3.0 Unaudited Pro Forma Combined Financial information as of June 30, 1996.
             Page 5

                            PRO FORMA FINANCIAL DATA


Unaudited Pro Forma Combined Financial Information


     The following Unaudited Pro Forma Combined Balance Sheet as of June 30, 1996 and Unaudited Pro
Forma Combined Statements of Income for the quarter ended June 30, 1996 and the years ended December 31,1993, 1994 and 1995 have been prepared to reflect the effects of the Merger on the historical results of CU Bancorp. The Unaudited Pro Forma Combined Balance Sheet has been prepared as if the Merger occurred on June 30, 1996. The Unaudited Pro Forma Combined Statements of Income have been prepared as if the Merger occurred on January 1, 1993. The pro forma financial information set forth below is unaudited and not necessarily indicative of the results that will actually occur in the future.

     The pro forma financial statements reflect CU Bancorp's acquisition of Corporate Bank which was completed on January 12, 1996. The Unaudited Pro Forma Combined Statements of Income have been prepared as if the Corporate Bank acquisition occurred on January 1, 1993.


Unaudited Pro Forma Combined Financial Summary



                                            (Dollars in thousands, except per share amounts)
Combined                            June 30, 1996            1995             1994             1993

Period End Balances:
Securities held to maturity               $107,901          $79,867          $76,333          $97,148
Securities available for sale              102,496          131,336          173,831          121,121
Net loans                                  470,204          437,285          414,800          384,692
Total earning assets                       702,101          708,687          693,264          662,949
Total assets                               816,478          819,955          813,849          755,687
Total deposits                             711,025          714,664          717,635          650,675
Total shareholders' equity                  92,027           88,385           82,390           82,029

Consolidated Operating Results:
Net interest income                        $22,032          $44,382          $41,443          $40,576
Non-interest income                          3,873            7,822           10,624           35,022
Provision for loan losses                      350
                                                              3,069            1,934            2,065
Non-interest expense                        19,656           39,776           42,085           66,003
Net income                                   3,351            6,087            5,143            3,840

Common Share Data:
Fully diluted income per share               $0.29            $0.53            $0.46            $0.35
Cash dividends per common share               0.09             0.18             0.10             0.08
Book value per share                          8.38             7.72             7.36             7.40
Fully diluted shares                        11,392           11,456           11,192           11,089


                        Unaudited Combined Balance Sheet
                               As of June 30, 1996
                (Dollars in thousands, except per share amounts)



                                                                                       CU
                                                                                  BANCORP
                                                                                   & HOME
                                                CU         Home                   BANCORP
                                           BANCORP     BANKCORP   ADJUSTMENTS     COMBINED
ASSETS
Cash and due from banks                    $33,272      $41,211                   $74,483
Federal funds sold                          15,500        6,000                    21,500
Securities held to maturity                 77,423       30,478                   107,901
Securities available of sale                 4,270       98,226                   102,496
Loans, net                                 236,463      233,741                   470,204
Premises and equipment                       1,551       14,419                    15,970
Other real estate owned                        298        2,220                     2,518
Goodwill                                     2,313            0                     2,313
Other assets                                10,029        9,064                    19,093
TOTAL ASSETS                              $381,119     $435,359                  $816,478

LIABILITIES
Demand deposits                           $117,655     $135,613                  $253,268
Interest bearing deposits                  213,069      244,688                   457,757
TOTAL DEPOSITS                             330,724      380,301                   711,025
Other Liabilities                           11,573        2,653    (800) (5)       13,426

TOTAL LIABILITIES                          342,297      382,954                   724,451

CAPITAL                                     38,822       52,405          800       92,027

TOTAL LIABILITIES AND
CAPITAL                                   $381,119     $435,359          $ 0     $816,478



                  UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                       FOR THE QUARTER ENDED JUNE 30, 1996
                (Dollars in thousands, except per share amounts)



                                                                                  CU
                                                                               BANCORP &
                                                                                 HOME
                                           CU          HOME                     BANCORP
                                         BANCORP      BANCORP    ADJUSTMENTS   COMBINED

Interest and fees on loans and leases      $11,887      $11,857                   $23,744
Interest on investment securities            1,985        3,836                     5,821
Interest on federal funds sold                 684          367                     1,051
       TOTAL INTEREST INCOME                14,556       16,060                    30,616
Interest on deposits                         4,794        3,790                     8,584
Net interest income                          9,762       12,270                    22,032
Provision for loan loss                          0          350                       350
Net revenue from earning assets              9,762       11,920                    21,682
Non interest income                          1,318        2,555                     3,873
Non interest expense                         8,647       11,009                    19,656
Income before taxes                          2,433        3,466                     5,899
Taxes on income                              1,073        1,475                     2,548
      NET INCOME                           $ 1,360      $ 1,991           $0       $3,351


Earnings per share                                                                 $ 0.29
Weighted average shares outstanding                                                11,392

                UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                (Dollars in thousands, except per share amounts)





                                                                                       CU                                     CU
                                                                                     BANCORP                               BANCORP &
                                                                                        &                                    HOME
                                                CU        CORPORATE                 CORPORATE      HOME                     BANCORP
                                              BANCORP       BANK      ADJUSTMENTS   COMBINED      BANCORP    ADJUSTMENTS   COMBINED

Interest and fees on loans and leases           $18,693       $4,932                   $23,625      $22,643                $ 46,268
Interest on investment securities                 3,818          209                     4,027        8,389                  12,416
Interest on time certificates of deposit              2           28                        30            1                      31
Interest on federal funds sold                    1,893          429                     2,322          618                   2,940
  TOTAL INTEREST INCOME                          24,406        5,598                    30,004       31,651                  61,655
Interest on deposits                              8,870        1,248                    10,118        7,155                  17,273
Net interest income                              15,536        4,350                    19,886       24,496                  44,382
Provision for loan loss                               0          969                       969        2,100                   3,069
Net revenue from earning assets                  15,536        3,381                    18,917       22,396                  41,313
Non interest income                               2,065          531                     2,596        5,226                   7,822
Non interest expense                             12,554        4,492     $231 (1)       17,277       22,499                  39,776
Income before taxes                               5,047        (580)                     4,236        5,123                   9,359
                                                                            (231)
Taxes on income (loss)                            2,153        (240)                     1,913        1,359                   3,272
      NET INCOME (LOSS)                          $2,894      $ (340)       $(231)       $2,323       $3,764          $0     $ 6,087


Earnings per share                                                                                                          $  0.53
Weighted average shares outstanding                                           (2)                                            11,456





                  UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                (Dollars in thousands, except per share amounts)





                                                                                    CU                                   CU
                                                                                 BANCORP                             BANCORP &
                                                                                    &                                   HOME
                                               CU      CORPORATE                CORPORATE      HOME                   BANCORP
                                            BANCORP       BANK     ADJUSTMENTS   COMBINED    BANCORP    ADJUSTMENTS   COMBINED

Interest and fees on loans and leases         $14,036      $5,524                  $19,560    $ 19,928                 $ 39,488
Interest on investment securities               2,966         258                    3,224       8,249                   11,473
Interest on time certificates of deposit           39          99                      138           5                      143
Interest on federal funds sold                    918         370                    1,288         801                    2,089
       TOTAL INTEREST INCOME                   17,959       6,251                   24,210      28,983                   53,193
Interest on deposits                            4,078       1,257                    5,335       6,415                   11,750
Net interest income                            13,881       4,994                   18,875      22,568                   41,443
Provision for loan loss                             0       1,134                    1,134         800                    1,934
Net revenue from earning assets                13,881       3,860                   17,741      21,768                   39,509
Non interest income                             5,408         637                    6,045       4,579                   10,624
Non interest expense                           14,735       5,260     $231 (1)      20,226      21,859                   42,085
Income before taxes                             4,554       (763)                    3,560       4,488                    8,048
                                                                         (231)
Taxes on income (loss)                          1,980       (244)                    1,736       1,169                    2,905
      NET INCOME (LOSS)                       $ 2,574      $(519)       $(231)     $ 1,824     $ 3,319          $ 0     $ 5,143

Earnings per share                                                                                                       $ 0.46
Weighted average shares outstanding                                        (2)                                           11,192


                  UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                (Dollars in thousands, except per share amounts)





                                                                                        CU                                   CU
                                                                                      BANCORP                             BANCORP &
                                                                                         &                                  HOME
                                                 CU        CORPORATE                 CORPORATE      HOME                   BANCORP
                                               BANCORP       BANK      ADJUSTMENTS   COMBINED      BANCORP    ADJUSTMENTS COMBINED

Interest and fees on loans and leases            $16,487       $6,803                   $23,290      $20,671               $43,961
Interest on investment securities                  1,558          181                     1,739        5,905                 7,644
Interest on time certificates of deposit             123           90                       213            0                   213
Interest on federal funds sold                       454          261                       715          542                 1,257
       TOTAL INTEREST INCOME                      18,622        7,335                    25,957       27,118                53,075
Interest on deposits                               4,191        1,572                     5,763        6,736                12,499
Net interest income                               14,431        5,763                    20,194       20,382                40,576
Provision for loan loss                              450          865                     1,315          750                 2,065
Net revenue from earning assets                   13,981        4,898                    18,879       19,632                38,511
Non interest income                               26,423          841                    27,264        7,758                35,022
Non interest expense                              36,883        5,539     $231 (1)       42,653       21,550    $1,800(4)   66,003
Income before taxes                                3,521          200                     3,490        5,840                 7,530
                                                                             (231)                                (1,800)
Taxes on income (loss)                             1,423           52          (3)        1,475        2,215                 3,690
      NET INCOME (LOSS)                           $2,098         $148       $(231)       $2,015       $3,625     $(1,800)   $3,840

Earnings per share                                                                                                           $0.35
Weighted average shares outstanding                                            (2)                                          11,089

Notes:


1. The only adjustment to the pro forma combined statements of income is the assumed amortization of goodwill generated by the Corporate Bank merger transaction. Goodwill of $2,312,000 amortized over the full years of 1993, 1994 and 1995, assuming a ten-year life, would have generated $231,000 of expense annually. No adjustments have been made for any operational synergies that may occur as a result of the Merger.

2.Pro forma earnings per share for the year ended December 31, 1993 were calculated based on CU Bancorp's 4,490,000 weighted average shares outstanding plus 649,000 shares assumed to be issued in the Corporate Bank merger transaction and 5,950,000 shares issued in the Merger. Pro Forma earnings per share for the year ended December 31, 1994 were calculated based on CU Bancorp's 4,593,000 weighted average shares outstanding plus 649,000 shares assumed to be issued in the Corporate Bank merger transaction and 5,950,000 shares issued in the Merger. Pro forma earnings per share for the year ended December 31, 1995 were calculated based on CU Bancorp's 4,857,000 weighted average shares outstanding plus 649,000 shares assumed to be issued in the Corporate Bank merger transaction and 5,950,000 shares issued in the Merger. Proforma earnings per share for the quarter ended June 30, 1996 were calculated based on CU Bancorp's 5,587,695 weighted average shares outstanding plus 5,950,000 issued in the Merger. There is no difference for this entity between fully diluted and primary earnings per share.

3.Corporate Bank's taxes on income in 1993 includes a $42,000 cumulative adjustment for the effect of a change in accounting for income taxes which represents $.0038 per share.

4.Acquisition expense related to the Merger including investment banker fees, attorney fees, filing expenses and expenses associated with the Retention Agreements.

5.Expenses related to the Retention Agreements entered into within ten key employees.